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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 8, 2001

                           AXYS PHARMACEUTICALS, INC.

             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-22788                22-2969941
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)

            180 KIMBALL WAY                                        94080
    SOUTH SAN FRANCISCO, CALIFORNIA                              (Zip Code)
(Address of principal executive offices)

                                 (650) 829-1000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

     On March 8, 2001, Axys Pharmaceuticals, Inc. released its financial results for the three months and full year ended December 31, 2000. These results reflect a non-recurring gain from Axys' sale of PPGx, Inc, which was completed during the fourth quarter of 2000. Axys had an increased loss from continuing operations, for the fourth quarter, primarily due to the elimination of revenue from the discontinued positional cloning operations. Axys' results also include the non-recurring gain from the sale of Axys Advanced Technologies.

     In addition, Axys announced that there will be a delay in the initiation of further clinical development of APC 2059, the tryptase inhibitor for the treatment of asthma and ulcerative colitis.

     The foregoing description is qualified in its entirety by reference to the Registrant's Press Release dated March 8, 2001, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. EXHIBITS

     (c) Exhibits.

         99.1 Registrant's Press Release dated March 8, 2001.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AXYS PHARMACEUTICALS, INC.



Date: March 8, 2001                   By: /s/ Douglas Altschuler
                                          -----------------------------------
                                          Name:  Douglas Altschuler
                                          Title: Vice President, General Counsel


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                                 EXHIBIT INDEX


Exhibit Number                          Description
--------------                          -----------

     99.1           Registrant's Press Release dated March 8, 2001.